--------------------------------------------------------------------------------
                                                                SPECIALTY EQUITY
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AllianceBernstein
Real Estate
Investment Fund

Annual Report
November 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
January 15, 2002

Dear Shareholder:

This report contains the investment activity, market overview and outlook for AllianceBernstein Real Estate Investment Fund (the "Fund") for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

This open-end fund seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in, or related to, the real estate industry.

Investment Results

The following table provides the performance results for the Fund and its benchmarks, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended November 30, 2001.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Fund
  Class A                                                       4.80%     12.33%
--------------------------------------------------------------------------------
  Class B                                                       4.39%     11.53%
--------------------------------------------------------------------------------
  Class C                                                       4.47%     11.62%
--------------------------------------------------------------------------------
NAREIT Equity Index                                             5.65%     19.05%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                            -8.65%    -12.21%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and NASDAQ. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Fund.

      Additional investment results appear on pages 6-9.

The Fund's performance lagged that of the real estate index, underperforming the NAREIT Equity Index during the six- and 12-month periods ended November 30, 2001. Conversely, the Fund performed well relative to the overall stock market, outperforming the S&P 500 Stock Index during the same time periods.


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                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Amidst headlines featuring terrorism, war, recession and anthrax, it isn't surprising that the U.S. equity market recorded one of its worst periods in history. As represented by the S&P 500 Stock Index, the market declined 8.65% during the six-month period, thereby bringing the full fiscal year decline to 12.21%. By contrast, real estate stocks have performed quite well. For the same six-month period, the NAREIT Equity Index increased by 5.65%, and returned 19.05% to investors for the 12-month period ended November 30, 2001.

The bulk of the Fund's poor relative performance occurred in the weeks prior to and just after year-end 2000. During this period, the performance of larger, better-positioned companies with exposure to supply-constrained real estate markets, which we favor, lagged their less well-positioned competitors. Essentially, in December of 2000, the market moved away from growth and towards higher dividend yields in response to the Federal Reserve's activity. In our opinion, this was a knee-jerk reaction towards higher income at the expense of credit quality--a dangerous proposition heading into a recession.

Market Overview

REITs have produced strong relative returns compared to the broad equity market throughout the past year due to the perceived solid underlying fundamentals of the real estate markets, attractive valuations, healthy cash dividends, and relative visibility of cash flow. In reality, all of these pillars of strength were actually eroding prior to September 11. Obviously, this erosion intensified after that day's tragic events.

As we have opined in the past, real estate pricing is determined by local market property specific supply and demand dynamics. For most property types in most markets, supply has been remarkably constrained throughout this cycle. With few exceptions, this still remains the case and is a significant positive for real estate dynamics. On the other hand, demand has shifted sharply. Slightly more than a year ago, many tenants began taking inventory of office and warehouse space to accommodate future growth. This is no longer the case. As companies move to unwind these excess lease obligations, net demand doesn't slow, it turns negative. In addition, declining consumer confidence undermines retail space demand, growing job insecurity undercuts apartment pricing, and the option to lodge demand is abandoned in a recession. All of these slow- or no-demand issues are exacerbated by even small amounts of new supply coming into the market or by destabilizing extraneous events.

REITs entered the fiscal year with compelling valuations. The average REIT traded at approximately a 5% discount to underlying asset value, and eight times forward funds from operation (FFO). Also, FFO was expected to grow approximately 7% for the average company. Compared to the rest of the market, these valuations were indeed compelling. From the perspective of REIT market statistics, comparatively little has changed. Share prices have risen approximately 7%. Growth expec-


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2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

tations have diminished from the expectation of 7% growth next year to a more subdued 4% to 5% expectation; but they do remain positive. Underlying values probably have not changed dramatically as slower growth has been offset by lower interest rates, and hence a lower discount rate for future cash flow.

From the perspective of the broad market, everything has changed. Pricing and near term expectations have collapsed. Relative to long-term fundamentals, valuations have become more attractive for the overall market. Although we can't predict whether or not investors will soon find the broad market attractive enough to commit capital, we do know that the relative position of real estate companies has been disadvantaged.

Most REITs have raised their per share cash dividends during 2001. As mentioned earlier, prices haven't moved much. Consequently, yields have increased on average. However, the trend subsequent to September 11 has been very negative. Hotel REITs are not covering their dividends from current operations, with several passing on their fourth quarter dividends. It is not clear when these dividends will be reinstated. In addition, one other large REIT cut its dividend. Although not classified as a hotel REIT, this company did receive approximately one third of its cash flow from hotels, resorts, and high-end housing lot sales -- all very economically sensitive businesses -- and we don't think this trend has fully run its course. Other high-yielding lower credit quality REITs are stretched pretty thin today. Their dividends could be at risk. Although we don't own any company (other than our below market exposure to hotels) whose dividend appears to be at risk, we do worry about the psychological impact further dividend cuts will have on this marketplace. That said, we expect the vast majority of REITs to continue paying their dividends and raise their dividends over the next year.

Visibility of cash flow has been the final pillar of strength of the REIT market this year. Multi-year leases for many properties, built-in rent escalators, and mission-critical functionality (places people need to live, work, and shop) still underpin this visibility. However, on the margin, visibility has declined as growth expectations have not held up well. The massive dislocation of demand was a surprise. Complacency has been shattered in every walk of life. Although certainty of REIT cash flows has decreased, the magnitude of this decrease pales levels to insignificant amounts compared to the level of uncertainty in other sectors.

In summary, REITs "did their job" in 2001. They performed well, diversi fied portfolio risk, and dampened volatility.

Investment Activity

Throughout the life of the Fund, we have primarily emphasized local market exposure in security selection. We have consistently weighted the Fund's portfolio towards companies with exposure to those local markets with the best supply/demand dynamics. In addition, we have tried to balance the portfolio with other investments that


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

seemed to be mis-priced for identifiable and correctable reasons, or that narrowed our tracking error with respect to the real estate benchmarks. This hybrid strategy has allowed companies in the portfolio to experience superior aggregate growth while maintaining near market average valuations and dividend yields.

In the latter months of 2000, we began shifting the Fund's portfolio away from its overexposures in California, office properties, and the development process in general. We replaced these exposures with more apartment and industrial investments on a national scale. We curtailed this repositioning in mid-December when the market began punishing the sectors we were reducing. More recently, but prior to September 11, we added to our self-storage, regional mall, and New York suburban office investments and continued lowering our exposure to Sunbelt development projects and one hotel company because prices did not accurately reflect our assessment of company specific risk and expected return. Most of these actions proved prescient.

Real estate fundamentals tend to lag the general economy. Consequently, within the Fund's portfolio, we are unwilling to peer beyond the near-term trends. Today, fundamentals appear weakest for those sectors that are most economically sensitive, such as hotels and regional malls. Fundamentals do appear strongest for those sectors with the least economic sensitivity (community retail, senior housing, and self-storage) and the artificially tight New York office market. However, this continuum of expectation appears to be priced into the market now. We will continue to search for special situations wherein prices do not reflect our assessment of risk and return. We are now focused more on value and sustainable dividend yield than at any time in the recent past, and are opportunistic when short-term price perturbations misread ongoing business risk.

Market Outlook

We are quite optimistic about the near- and long-term prospects for investing in the real estate sector through public equities.

REITs have performed well over the past year. Foresight, however, is more difficult to come by than hindsight. We think the sector will continue to perform its risk reduction role in a balanced investment portfolio going forward, and is positioned for modest capital appreciation and solid total returns over the next year. Frankly, we don't know if the overall market will rebound or fall further in the coming months. It appears that investors are increasingly willing to look over the near term economic malaise and focus on a future recovery. If so, REITs will likely lag the broad averages until such time as demand seems poised to increase.


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4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

We appreciate your continuing interest and investment in AllianceBernstein Real Estate Investment Fund. We look forward to reporting our progress to you in the future.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman

/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President

/s/ David A. Kruth

David A. Kruth
Vice President

[PHOTO] John D. Carifa

[PHOTO] Daniel G. Pine

[PHOTO] David A. Kruth

Daniel G. Pine and David A. Kruth have over 36 years of combined investment experience.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
9/30/96 TO 11/30/01

[The following table was depicted as a mountain chart in the printed material.]

S&P 500 Stock Index:                                                     $17,854
NAREIT Equity Index:                                                     $15,807
AllianceBernstein Real Estate Investment Fund Class A:                   $14,263


                       AllianceBernstein
                          Real Estate           S&P 500               NAREIT
                        Investment Fund       Stock Index          Equity Index
-------------------------------------------------------------------------------
    11/30/96                10278                 11052               10766
    11/30/97                13877                 14202               13964
    11/30/98                11533                 17565               12097
    11/30/99                10074                 21235               10901
    11/30/00                12698                 20338               13278
    11/30/01                14263                 17854               15807


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Fund Class A shares (from 9/30/96 to 11/30/01) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and NASDAQ.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing AllianceBernstein Real Estate Investment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


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6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                               [BAR CHART OMITTED]

                 AllianceBernstein Real Estate Investment Fund--
                           Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                            AllianceBernstein              NAREIT
                               Real Estate                 Equity
                             Investment Fund                Index
--------------------------------------------------------------------------------
      11/30/96*                    7.30%                     7.66%
      11/30/97                    35.02%                    29.70%
      11/30/98                   -16.89%                   -13.37%
      11/30/99                   -12.65%                    -9.88%
      11/30/00                    26.04%                    21.80%
      11/30/01                    12.33%                    19.05%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and NASDAQ. An investor cannot invest directly in an index, and its results are not indica tive of any specific investment, including AllianceBernstein Real Estate Investment Fund.

* The return for the Fund and benchmark for the period ended 11/30/96 are from the Fund's inception date of 9/30/96 through 11/30/96.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES          PORTFOLIO STATISTICS

Class A Shares           Net Assets ($mil): $157.0
9/30/96                  Median Market Capitalization ($mil): $2,679
Class B Shares
9/30/96
Class C Shares
9/30/96

SECTOR/INDUSTRY BREAKDOWN

  23.1% Apartments
  22.5% Office
  12.1% Regional Malls
  11.0% Diversified
   9.1% Warehouse and Industrial
   7.5% Shopping Centers
   4.2% Office--Industrial Mix
   4.0% Real Estate Development
          and Management
   2.6% Hotels and Restaurants
   1.5% Storage

   2.4% Short-Term

All data as of November 30, 2001. The Fund's sector/industry breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge                With Sales Charge
         1 Year                    12.33%                             7.61%
         5 Year                     6.77%                             5.84%
Since Inception*                    8.01%                             7.11%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge                With Sales Charge
         1 Year                    11.53%                             7.53%
         5 Year                     6.01%                             6.01%
Since Inception*                    7.24%                             7.24%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge                With Sales Charge
         1 Year                    11.62%                            10.62%
         5 Year                     6.05%                             6.05%
Since Inception*                    7.28%                             7.28%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                                               Class A      Class B      Class C
                                                Shares       Shares       Shares
--------------------------------------------------------------------------------
         1 Year                                  5.20%        4.95%        7.94%
         5 Year                                  4.03%        4.20%        4.21%
Since Inception*                                 7.56%        7.68%        7.70%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities, which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for Classes A, B and C: 9/30/96.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                      Percent of
Company                                                       Value   Net Assets
--------------------------------------------------------------------------------
Equity Office Properties Trust                         $ 13,930,248         8.9%
--------------------------------------------------------------------------------
Vornado Realty Trust                                      9,072,405         5.8
--------------------------------------------------------------------------------
Boston Properties, Inc.                                   8,782,920         5.6
--------------------------------------------------------------------------------
Apartment Investment & Management Co. Cl. A               7,097,750         4.5
--------------------------------------------------------------------------------
Equity Residential Properties Trust                       7,069,590         4.5
--------------------------------------------------------------------------------
Kimco Realty Corp.                                        5,877,600         3.7
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                       5,829,096         3.7
--------------------------------------------------------------------------------
General Growth Properties, Inc.                           5,620,650         3.6
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                    5,142,150         3.3
--------------------------------------------------------------------------------
Camden Property Trust                                     4,756,999         3.0
--------------------------------------------------------------------------------
                                                       $ 73,179,408        46.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2001

                                                                 Shares
                                                         -----------------------
                                                                       Holdings
Purchases                                                 Bought       11/30/01
--------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.                     16,500         75,200
--------------------------------------------------------------------------------
Duke Realty Corp.                                         61,400        148,200
--------------------------------------------------------------------------------
Equity Office Properties Trust                           126,837        467,458
--------------------------------------------------------------------------------
General Growth Properties, Inc.                           28,900        141,400
--------------------------------------------------------------------------------
iStar Financial, Inc.                                     80,300        160,000
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                   175,500        175,500
--------------------------------------------------------------------------------
Mills Corp.                                               48,100        139,700
--------------------------------------------------------------------------------
Rouse Co.                                                 67,000         67,000
--------------------------------------------------------------------------------
Senior Housing Properties Trust                          154,500        154,500
--------------------------------------------------------------------------------
TrizecHahn Corp.                                         154,000        154,000
--------------------------------------------------------------------------------

                                                                       Holdings
Sales                                                       Sold       11/30/01
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                               46,200         90,100
--------------------------------------------------------------------------------
Brookfield Properties Corp.                              126,600        209,500
--------------------------------------------------------------------------------
Catellus Development Corp.                               171,100         23,800
--------------------------------------------------------------------------------
Centerpoint Properties Corp.                              31,900         81,600
--------------------------------------------------------------------------------
Cousins Properties, Inc.                                  76,100             -0-
--------------------------------------------------------------------------------
Federal Realty Investment Trust                           83,800             -0-
--------------------------------------------------------------------------------
Hospitality Properties Trust                              89,300             -0-
--------------------------------------------------------------------------------
ProLogis Trust                                           107,400        143,100
--------------------------------------------------------------------------------
Public Storage, Inc.                                     109,200         68,800
--------------------------------------------------------------------------------
Spieker Properties, Inc.                                 145,900             -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-97.6%

Real Estate Investment Trusts-93.6%
Apartment-23.1%
Apartment Investment & Management Co. Cl. A .......     159,500   $   7,097,750
Archstone-Smith Trust .............................     146,700       3,840,606
Avalonbay Communities, Inc. .......................      90,100       4,356,335
Camden Property Trust .............................     131,300       4,756,999
Equity Residential Properties Trust ...............     244,200       7,069,590
Essex Property Trust, Inc. ........................      76,100       3,628,448
Gables Residential Trust ..........................     121,000       3,557,400
Senior Housing Properties Trust ...................     154,500       1,988,415
                                                                  -------------
                                                                     36,295,543
                                                                  -------------
Diversified-11.0%
Duke Realty Corp. .................................     148,200       3,639,792
iStar Financial, Inc. .............................     160,000       4,057,600
Keystone Property Trust ...........................      40,400         525,604
Vornado Realty Trust ..............................     230,850       9,072,405
                                                                  -------------
                                                                     17,295,401
                                                                  -------------
Hotels & Restaurants-2.6%
Host Marriott Corp. ...............................     233,200       1,963,544
MeriStar Hospitality Corp. ........................     163,700       2,159,203
                                                                  -------------
                                                                      4,122,747
                                                                  -------------
Office-22.5%
Alexandria Real Estate Equities, Inc. .............      75,200       3,119,296
Boston Properties, Inc. ...........................     236,100       8,782,920
Equity Office Properties Trust ....................     467,458      13,930,248
Mack-Cali Realty Corp. ............................     175,500       5,142,150
SL Green Realty Corp. .............................     143,100       4,335,930
                                                                  -------------
                                                                     35,310,544
                                                                  -------------
Office-Industrial Mix-4.2%
Mission West Properties, Inc. .....................     171,800       2,059,882
Reckson Associates Realty Corp. ...................     205,100       4,586,036
                                                                  -------------
                                                                      6,645,918
                                                                  -------------
Regional Malls-12.1%
General Growth Properties, Inc. ...................     141,400       5,620,650
Glimcher Realty Trust .............................      68,900       1,273,272
Macerich Co. ......................................     126,800       3,186,484
Mills Corp. .......................................     139,700       3,350,006
Rouse Co. .........................................      67,000       1,959,750
Simon Property Group, Inc. ........................     123,050       3,554,915
                                                                  -------------
                                                                     18,945,077
                                                                  -------------
Shopping Centers-7.5%
Kimco Realty Corp. ................................     118,500       5,877,600
Pan Pacific Retail Properties, Inc. ...............     218,400       5,829,096
                                                                  -------------
                                                                     11,706,696
                                                                  -------------


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Storage-1.5%
Public Storage, Inc. ..............................      68,800   $   2,339,200
                                                                  -------------
Warehouse & Industrial-9.1%
AMB Property Corp. ................................     171,200       4,365,600
Cabot Industrial Trust ............................     118,400       2,836,864
CenterPoint Properties Corp. ......................      81,600       3,997,584
ProLogis Trust ....................................     143,100       3,141,045
                                                                     14,341,093
                                                                  -------------
Total Real Estate Investment Trusts ...............                 147,002,219
                                                                  -------------
Real Estate Development &
   Management-4.0%
Brookfield Properties Corp. (Canada) ..............     209,500       3,557,310
Catellus Development Corp(a) ......................      23,800         424,830
TrizecHahn Corp. ..................................     154,000       2,336,180
                                                                  -------------
Total Real Estate Development &
   Management .....................................                   6,318,320
                                                                  -------------
Total Common Stocks
   (cost $133,812,969) ............................                 153,320,539
                                                                  -------------
SHORT-TERM INVESTMENT-2.4%
Time Deposit-2.4%
Bank of New York
   1.8125%, 12/03/01
   (amortized cost $3,700,000) ....................   $   3,700       3,700,000
                                                                  -------------
Total Investments-100.0%
   (cost $137,512,969) ............................                 157,020,539
Other assets less liabilities-0.0% ................                     (54,999)
                                                                  -------------
Net Assets-100% ...................................               $ 156,965,540
                                                                  =============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $137,512,969) ......    $ 157,020,539
Cash .........................................................          105,117
Receivable for investment securities sold ....................        1,132,019
Receivable for capital stock sold ............................          240,385
Dividends and interest receivable ............................          179,355
                                                                  -------------
Total assets .................................................      158,677,415
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................          820,553
Payable for capital stock redeemed ...........................          418,550
Distribution fee payable .....................................          114,998
Advisory fee .................................................          114,211
Accrued expenses .............................................          243,563
                                                                  -------------
Total liabilities ............................................        1,711,875
                                                                  -------------
Net Assets ...................................................    $ 156,965,540
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     137,082
Additional paid-in capital ...................................      231,443,894
Accumulated net realized loss on investments .................      (94,123,006)
Net unrealized appreciation of investments ...................       19,507,570
                                                                  -------------
                                                                  $ 156,965,540
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and price per share
   ($22,421,678/1,955,000 shares of capital stock
   issued and outstanding) ...................................           $11.47
Sales charge--4.25% of public offering price .................              .51
                                                                         ------
Maximum offering price .......................................           $11.98
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($98,013,592/8,564,295 shares of capital stock
   issued and outstanding) ...................................           $11.44
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($34,698,925/3,029,083 shares of capital stock
   issued and outstanding) ...................................           $11.46
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($1,831,345/159,863 shares of capital stock issued
   and outstanding) ..........................................           $11.46
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                              AllianceBernstein Real Estate Investment Fund o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $12,429) ..........................   $  8,060,780
Interest .........................................        146,452   $  8,207,232
                                                     ------------
Expenses
Advisory fee .....................................      1,490,281
Distribution fee - Class A .......................         67,912
Distribution fee - Class B .......................      1,061,289
Distribution fee - Class C .......................        348,438
Transfer agency ..................................        387,237
Administrative ...................................        134,510
Custodian ........................................        113,606
Audit and legal ..................................         93,503
Printing .........................................         83,647
Registration .....................................         67,907
Amortization of organization expenses ............         50,576
Directors' fees ..................................         33,601
Miscellaneous ....................................         15,966
                                                     ------------
Total expenses ...................................                     3,948,473
                                                                    ------------
Net investment income ............................                     4,258,759
                                                                    ------------
Realized and Unrealized Gain
On Investment Transactions
Net realized gain on investment
   transactions ..................................                     4,823,140
Net change in unrealized
   appreciation/depreciation
   of investments ................................                     8,962,804
                                                                    ------------
Net gain on investment transactions ..............                    13,785,944
                                                                    ------------
Net Increase in Net Assets
   from Operations ...............................                  $ 18,044,703
                                                                    ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               September 1,
                                               Year Ended        2000 to         Year Ended
                                              November 30,     November 30,      August 31,
                                                  2001            2000*             2000
                                             =============    =============    =============
Increase (Decrease)
in Net Assets from
Operations
Net investment income ....................   $   4,258,759    $   1,430,779    $   7,296,503
Net realized gain (loss) on investments
  and foreign currency transactions ......       4,823,140       (3,984,821)     (42,596,250)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities .....       8,962,804        2,162,308       49,993,449
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
  from operations ........................      18,044,703         (391,734)      14,693,702
Dividends and Distributions to
Shareholders from:
Net investment income
  Class A ................................        (642,600)        (209,030)      (1,105,669)
  Class B ................................      (2,681,028)        (923,798)      (4,786,611)
  Class C ................................        (870,317)        (278,723)      (1,342,628)
  Advisor Class ..........................         (64,814)         (19,228)         (84,704)
Tax return of capital
  Class A ................................        (386,012)         (99,250)        (484,168)
  Class B ................................      (1,610,499)        (438,631)      (2,096,035)
  Class C ................................        (522,801)        (132,340)        (587,931)
  Advisor Class ..........................         (38,934)          (9,132)         (37,091)
Capital Stock Transactions
Net decrease .............................     (19,302,051)      (4,380,556)     (83,296,048)
                                             -------------    -------------    -------------
Total decrease ...........................      (8,074,353)      (6,882,422)     (79,127,183)
Net Assets
Beginning of period ......................     165,039,893      171,922,315      251,049,498
                                             -------------    -------------    -------------
End of period ............................   $ 156,965,540    $ 165,039,893    $ 171,922,315
                                             =============    =============    =============

* During the year 2000 the Fund changed its fiscal year end from August 31 to November 30. See notes to financial statements.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. Prior to February 28, 2001, the Fund was known as the Alliance Real Estate Investment Fund, Inc. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices of that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $304,750 have been deferred and have been amortized on a straight-line basis through October 2001.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the period. Actual results could differ from those estimates.

Significant estimates may include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

7. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

8. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the year ended November 30, 2001, permanent differences primarily due to tax classification of distributions from the Fund's investments in Real Estate Investment Trusts, resulted in a decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

9. Change of Year End

During the year 2000 the Fund changed its fiscal year end from August 31 to November 30. Accordingly, the statement of changes in net assets and financial highlights reflect the period from September 1 to November 30, 2000.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $134,510 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2001.

The Fund compensates Alliance Glo-bal Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $196,116 for the year ended November 30, 2001.

For the year ended November 30, 2001, the Fund's expenses were reduced by $4,385 under an expense offset arrangement with Alliance Global Investor Services, Inc.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $15,981 from Class A shares and $197, $229,609 and $4,069 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2001.

Brokerage commissions paid on investment transactions for the year ended November 30, 2001, amounted to $256,169, of which $305 was paid to Sanford C. Bernstein Co., LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,562,463 and $1,326,780, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities, (excluding short-term investments and U.S. government or government agency obligations) aggregated $64,860,924 and $86,809,483, respectively, for the year ended November 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $138,249,750. Accordingly, gross unrealized appreciation of investments was $21,656,112 and gross unrealized depreciation of investments was $2,885,323 resulting in net unrealized appreciation of $18,770,789 (excluding foreign currency transactions).

At November 30, 2001, the Fund had a capital loss carryforward of $93,386,225, of which $5,023,529 expires in the year 2006, $48,419,826 expires in year 2007 and $39,942,870 expires in the year 2008.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                        --------------------------------------------------
                                                              Shares
                                        --------------------------------------------------
                                          Year Ended    September 1, 2000       Year Ended
                                        November 30,          to November       August 31,
                                                2001            30, 2000*             2000
                                        --------------------------------------------------
Class A
Shares sold                                1,589,311              348,521        1,055,711
Shares issued in reinvestment
  of dividends and distributions              63,658               23,041          127,971
Shares converted from Class B                 27,075                1,657           25,055
Shares redeemed                           (1,682,020)            (463,598)      (2,625,081)
------------------------------------------------------------------------------------------
Net decrease                                  (1,976)             (90,379)      (1,416,344)
==========================================================================================

Class B
Shares sold                                1,522,333              298,491        1,590,510
Shares issued in reinvestment
  of dividends and distributions             194,434               89,592          474,290
Shares converted to Class A                  (27,111)              (1,659)         (25,094)
Shares redeemed                           (3,301,848)            (686,450)      (8,161,491)
------------------------------------------------------------------------------------------
Net decrease                              (1,612,192)            (300,026)      (6,121,785)
==========================================================================================

Class C
Shares sold                                  848,859              138,353          890,757
Shares issued in reinvestment
  of dividends and distributions              53,673               30,536          133,101
Shares redeemed                           (1,003,211)            (193,797)      (2,267,322)
------------------------------------------------------------------------------------------
Net decrease                                (100,679)             (24,908)      (1,243,464)
==========================================================================================

Advisor Class
Shares sold                                   12,393                3,063           87,009
Shares issued in reinvestment
  of dividends and distributions               5,302                1,578            8,437
Shares redeemed                              (37,562)              (3,715)        (139,180)
------------------------------------------------------------------------------------------
Net increase (decrease)                      (19,867)                 926          (43,734)
==========================================================================================

*     The Fund changed its fiscal year end from August 31 to November 30.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                        --------------------------------------------------
                                                              Amount
                                        --------------------------------------------------
                                          Year Ended    September 1, 2000       Year Ended
                                        November 30,          to November       August 31,
                                                2001            30, 2000*             2000
                                        --------------------------------------------------
Class A
Shares sold                            $  17,669,757    $       3,709,823    $  10,680,730
Shares issued in reinvestment
  of dividends and distributions             697,903              255,059        1,204,604
Shares converted from Class B                308,335               17,505          238,723
Shares redeemed                          (18,696,637)          (4,907,131)     (25,309,624)
------------------------------------------------------------------------------------------
Net decrease                           $     (20,642)   $        (924,744)   $ (13,185,567)
==========================================================================================

Class B
Shares sold                            $  17,077,505    $       3,190,263    $  15,455,939
Shares issued in reinvestment
  of dividends and distributions           2,131,084              991,779        4,486,265
Shares converted to Class A                 (308,335)             (17,505)        (238,723)
Shares redeemed                          (36,807,637)          (7,366,650)     (77,589,850)
------------------------------------------------------------------------------------------
Net decrease                           $ (17,907,383)   $      (3,202,113)   $ (57,886,369)
==========================================================================================

Class C
Shares sold                            $   9,433,863    $       1,472,488    $   8,614,390
Shares issued in reinvestment
  of dividends and distributions             588,691              338,340        1,264,684
Shares redeemed                          (11,177,553)          (2,075,903)     (21,686,055)
------------------------------------------------------------------------------------------
Net decrease                           $  (1,154,999)   $        (265,075)   $ (11,806,981)
==========================================================================================

Advisor Class
Shares sold                            $     141,371    $          32,977    $     837,038
Shares issued in reinvestment
  of dividends and distributions              58,046               17,487           79,555
Shares redeemed                             (418,444)             (39,088)      (1,333,724)
------------------------------------------------------------------------------------------
Net increase (decrease)                $    (219,027)   $          11,376    $    (417,131)
==========================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2001.

* The Fund changed its fiscal year end from August 31 to November 30.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------------------------
                                                                           Class A
                                  ----------------------------------------------------------------------------------------
                                                    September 1,                                                 September
                                                            2000                                               30, 1996(a)
                                                              to                                                        to
                                    Year Ended          November               Year Ended August 31,                August
                                  November 30,               30,        ----------------------------------             31,
                                          2001              2000*           2000         1999         1998            1997
                                  ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........         $10.70            $10.85          $10.19       $10.47       $12.80          $10.00
                                  ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......            .32               .13             .37          .46          .52             .30
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................            .97              (.13)            .89         (.06)       (2.33)           2.88
                                  ----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................           1.29                -0-           1.26          .40        (1.81)           3.18
                                  ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.32)             (.10)           (.42)        (.46)        (.51)           (.30)
Distributions in excess of net
  investment income ...........             -0-               -0-             -0-        (.10)          -0-             -0-
Distributions from net realized
  gain on investments .........             -0-               -0-             -0-        (.10)        (.01)             -0-
Tax return of capital .........           (.20)             (.05)           (.18)        (.02)          -0-           (.08)
                                  ----------------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.52)             (.15)           (.60)        (.68)        (.52)           (.38)
                                  ----------------------------------------------------------------------------------------
Net asset value,
  end of period ...............         $11.47            $10.70          $10.85       $10.19       $10.47          $12.80
                                  ========================================================================================
Total Return
Total investment return based
  on net asset value(c) .........        12.33%             (.05)%         13.46%        3.86%      (14.90)%         32.24%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............        $22,422           $20,942         $22,221      $35,299      $51,214         $37,638
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements ....           1.78%             1.87%(d)        1.71%        1.58%        1.55%           1.77%(d)(e)
  Expenses, before
    waivers/reimbursements ....           1.78%             1.87%(d)        1.71%        1.58%        1.55%           1.79%(d)
  Net investment income .......           2.84%             4.98%(d)        3.81%        4.57%        3.87%           2.73%(d)
Portfolio turnover rate .......             40%                6%             26%          29%          23%             20%

See footnote summary on page 26.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------------------------
                                                                           Class B
                                  ----------------------------------------------------------------------------------------
                                                    September 1,                                                 September
                                                            2000                                               30, 1996(a)
                                                              to                                                        to
                                    Year Ended          November               Year Ended August 31,                August
                                  November 30,               30,        ----------------------------------             31,
                                          2001              2000*           2000         1999         1998            1997
                                  ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........         $10.68            $10.84          $10.17       $10.44       $12.79          $10.00
                                  ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......            .28               .11             .30          .38          .42             .23
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................            .93              (.14)            .89         (.05)       (2.33)           2.89
                                  ----------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..................           1.21              (.03)           1.19          .33        (1.91)           3.12
                                  ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.28)             (.09)           (.36)        (.38)        (.43)           (.24)
Distributions in excess of net
  investment income ...........             -0-               -0-             -0-        (.10)          -0-             -0-
Distributions from net realized
  gain on investments .........             -0-               -0-             -0-        (.10)        (.01)             -0-
Tax return of capital .........           (.17)             (.04)           (.16)        (.02)          -0-           (.09)
                                  ----------------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.45)             (.13)           (.52)        (.60)        (.44)           (.33)
                                  ----------------------------------------------------------------------------------------
Net asset value,
  end of period ...............         $11.44            $10.68          $10.84       $10.17       $10.44          $12.79
                                  ========================================================================================
Total Return
Total investment return based
  on net asset value(c) .......          11.53%             (.31)%         12.68%        3.20%      (15.56)%         31.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............        $98,014          $108,711        $113,542     $168,741     $268,856        $186,802
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements ....           2.50%             2.57%(d)        2.41%        2.31%        2.26%           2.44%(d)(e)
  Expenses, before
    waivers/reimbursements ....           2.50%             2.57%(d)        2.41%        2.31%        2.26%           2.45%(d)
  Net investment income .......           2.53%             4.22%(d)        3.13%        3.82%        3.16%           2.08%(d)
Portfolio turnover rate .......             40%                6%             26%          29%          23%             20%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------------------------
                                                                           Class C
                                  ----------------------------------------------------------------------------------------
                                                    September 1,                                                 September
                                                            2000                                               30, 1996(a)
                                                              to                                                        to
                                    Year Ended          November               Year Ended August 31,                August
                                  November 30,               30,        ----------------------------------             31,
                                          2001              2000*           2000         1999         1998            1997
                                  ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........         $10.69            $10.85          $10.17       $10.44       $12.79          $10.00
                                  ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......            .28               .11             .29          .38          .42             .23
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................            .94              (.14)            .91         (.05)       (2.33)           2.89
                                  ----------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations .............           1.22              (.03)           1.20          .33        (1.91)           3.12
                                  ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.28)             (.09)           (.36)        (.38)        (.43)           (.25)
Distributions in excess of net
  investment income ...........             -0-               -0-             -0-        (.10)          -0-             -0-
Distributions from net realized
  gain on investments .........             -0-               -0-             -0-        (.10)        (.01)             -0-
Tax return of capital .........           (.17)             (.04)           (.16)        (.02)          -0-           (.08)
                                  ----------------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.45)             (.13)           (.52)        (.60)        (.44)           (.33)
                                  ----------------------------------------------------------------------------------------
Net asset value,
  end of period ...............         $11.46            $10.69          $10.85       $10.17       $10.44          $12.79
                                  ========================================================================================
Total Return
Total investment return based
  on net asset value(c)  ......          11.62%             (.31)%         12.78%        3.20%      (15.56)%         31.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............        $34,699           $33,463         $34,217      $44,739      $69,575         $42,719
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements ....           2.49%             2.58%(d)        2.40%        2.30%        2.26%           2.43%(d)(e)
  Expenses, before
    waivers/reimbursements ....           2.49%             2.58%(d)        2.40%        2.30%        2.26%           2.45%(d)
  Net investment income .......           2.50%             4.21%(d)        3.02%        3.77%        3.15%           2.06%(d)
Portfolio turnover rate .......             40%                6%             26%          29%          23%             20%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------------------------
                                                                         Advisor Class
                                  ----------------------------------------------------------------------------------------
                                                    September 1,                                                 September
                                                            2000                                               30, 1996(a)
                                                              to                                                        to
                                    Year Ended          November               Year Ended August 31,                August
                                  November 30,               30,        ----------------------------------             31,
                                          2001              2000*           2000         1999         1998            1997
                                  ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........         $10.71            $10.87          $10.20       $10.48       $12.82          $10.00
                                  ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......            .37               .14             .38          .48          .55             .35
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................            .96              (.14)            .92         (.05)       (2.34)           2.88
                                  ----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................           1.33                -0-           1.30          .43        (1.79)           3.23
                                  ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.37)             (.11)           (.44)        (.48)        (.54)           (.38)
Distributions in excess of net
  investment income ...........             -0-               -0-             -0-        (.11)          -0-             -0-
Distributions from net realized
  gain on investments .........             -0-               -0-             -0-        (.10)        (.01)             -0-
Tax return of capital .........           (.21)             (.05)           (.19)        (.02)          -0-           (.03)
                                  ----------------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.58)             (.16)           (.63)        (.71)        (.55)           (.41)
                                  ----------------------------------------------------------------------------------------
Net asset value,
  end of period ...............         $11.46            $10.71          $10.87       $10.20       $10.48          $12.82
                                  ========================================================================================
Total Return
Total investment return based
  on net asset value(c)  ......          12.74%             (.07)%         13.94%        4.18%      (14.74)%         32.72%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............         $1,831            $1,925          $1,943       $2,270       $2,899          $2,313
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements ....           1.48%             1.58%(d)        1.40%        1.30%        1.25%           1.45%(d)(e)
  Expenses, before
    waivers/reimbursements ....           1.48%             1.58%(d)        1.40%        1.30%        1.25%           1.47%(d)
  Net investment income .......           3.27%             5.21%(d)        3.83%        4.75%        4.08%           3.07%(d)
Portfolio turnover rate .......             40%                6%             26%          29%          23%             20%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the period ended August 31, 1997, the ratios of expenses net of waivers/reimbursements were 1.77%, 2.43%, 2.42% and 1.44% for Class A, B, C and Advisor Class shares, respectively.

* During the year 2000 the Fund changed its fiscal year end from August 31 to November 30.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                ------------------------------------------------
                                REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
                                ------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Real Estate Investment Fund, Inc. at November 30, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
January 11, 2002


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

funds from operation (FFO)

A widely used real estate investment trust earnings metric.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

NYSE

The New York Stock Exchange.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institu tional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Howard E. Hassler(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas Bardong, Vice President
David A. Kruth, Vice President
Edmund P. Bergan Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

AllianceBernstein Real Estate Investment Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ACBVIREITAR1101